 OGIS West
October 2007

Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Rosetta Resources Inc. and its subsidiaries (the
“Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual report on Form 10-K for the year ended December 31,
2006, which can also be found on the Company’s website at
www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.

Corporate Profile
▪

Rosetta established as a stand-alone operating
company on July 7, 2005
▪

Over 500 drilling locations at inception
▪

Stock Trades on NASDAQ, Symbol:  “ROSE”
▪

Shares Outstanding = 50.8 Million
▪

Track record of performance established
•

85% drilling success ratio
•

$2.70 organic finding cost in 2006
•

240% reserve replacement in 2006
•

14% annual growth in reserves (2005-2006)
•

26% annual growth in production (2005-2006)
•

6 consecutive quarters of production increases
▪

Drilling location inventory continues above 500

Sacramento Basin
153 Bcfe
37% Reserves
Rio Vista
Uinta Basin
Denver
Rockies
18 Bcfe
4% Reserves
DJ Basin
San Juan Basin
Other Areas
28 Bcfe
7% Reserves
Magnolia
LEGEND
Major Producing Areas
Major Activity Areas
Other Producing Areas
Offices
Headquarters
Houston
Laredo
SouthTexas Lobo
171 Bcfe
42% Reserves
Gulf of Mexico
16 Bcfe
4% Reserves
State Waters
2 Bcfe
1% Reserves
South Texas Perdido
20 Bcfe
5% Reserves

Rosetta Resources Inc.

PROVED RESERVES

408 BCFE *
 * Reserve number excludes 23.4 Bcfe of proved reserves
    associated with the Calpine non-consent properties
Growing Reserve Base
(as of 12/31/06)

Sacramento Basin	125
DJ Basin	160
San Juan Basin	29
LOBO	121
Perdido	55
Gulf of Mexico	2
State Waters	2
Other	21
Total	515
Drilling Locations
(As of 7/1/2007)

140
120
100
80
60
40
20
0
73
85
88
95
98
108
120
130
125
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007
2007

2006 to 2007
36%
92 MMcfe/d
Forecast
Production (MMcfe/d)

$1.50
$1.00
$0.50
0.51
0.65
0.52
0.72
0.35
0.69
0.48
0.60
0.41
0.59
0.32
0.58
0.51
0.64
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007

MJR:need new
numbers
$1.16
$1.24
$1.04
$1.08
$1.00
$0.90
$1.15
Direct LOE               Other Lifting Costs 2006             Other Lifting Costs 2007
Total Lifting Costs
(Per MCFE)

California, $45, 19%
Other, $31, 13%
State Waters, $14, 6%
Perdido, $26, 11%
Lobo, $54, 22%
Offshore, $47, 19%
Rockies, $23, 10%

Other, $30, 10%
State Waters, $20, 7%
Perdido, $24, 8%
Lobo, $70, 24%
Offshore, $22, 8%
Rockies, $35, 12%
California, $89, 31%

(Millions)
2007 Program2
2006 Actual1
Total Cap Ex = $240
Total Cap Ex = $290
1.

Includes $35.3 for property acquisitions.
2.

Includes $40.0 for OPEX acquisition.
Capital Expenditures

Outstanding Contract/Transition Issues
▪

Ongoing Rio Vista Gas Sales Contract
▪

Gas Marketing Agreement Expiration
▪

Further Assurances - Transaction Completion
▪

Non-Consent Properties ($75 Million)
▪

Fraudulent Conveyance  Resolution

Partial Settlement Agreement
(Approved September 11, 2007)
Includes:
▪

Rosetta will extend its existing natural gas marketing agreement with Calpine until June 30,
2009.
▪

Calpine will deliver to Rosetta documents that resolve title issues pertaining to certain oil and gas properties located in the Gulf of Mexico, California and Wyoming (Properties).
▪

Rosetta will assume all Calpine's rights and obligations for an audit by the California State
Lands Commission on certain Properties.
▪

Rosetta will assume all rights and obligations for the Properties, including all plugging and abandonment liabilities.
Does not address:
▪

Non-Consent Properties
▪

Fraudulent Conveyance

September 10	Rosetta filed its responsive pleading to the fraudulent conveyance complaint
September 11	Bankruptcy hearing to approve Partial Settlement & Disclosure Statement
September 14	Deadline to file objections to Disclosure Statement
September 25	Hearing on Calpine’s Disclosure Statement
October 24	Hearing on Rosetta’s Motion to Dismiss
November 27	Voting Deadline for Calpine Plan
December 18-20 & 27	Confirmation Hearing
January 31, 2008	Deadline for Debtor in Possession (DIP) Financing Terms to expire
Calpine Transition Timeline

Northern Operations
California
Rockies

Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Sacramento
Miller
Napa
Maine Prairie
Lindsay Slough
Thornton
Solano
Grizzly Island
(Opex)
Rio Vista
Contra Costa
Dutch Slough

Sacramento Basin
Rio Vista
▪

33,843 net acres under lease
▪

100 % working interest in RVGU and most deep leases
▪

 137 producing wells
▪

 103 drilling locations
Sac Extension (including Opex)
▪

41,194 net acres under lease
▪

45 - 100% working interest
▪

36 producing wells
▪

22 drilling locations
▪

3 MMcf/d average net daily production
2007 Full Year Highlights and Plans
▪

Acquired Opex properties for $38.7 MM, effective 10/1/06
▪

Extended Martinez production on South Twitchell Island
▪

Drilling deep test on Opex Roaring River prospect
▪

Drilling deep Winters test in the city of Rio Vista in 4th QTR

Rio Vista
General Information
▪

16 productive zones from 2,000 to 10,000’
▪

3.6 Tcf cumulative production (Rio Vista only)
▪

100% working interest
1st Half 2007 Activity
▪

Drilling - 11 wells, 82% successful
•

Continued air drilling efforts in low pressure zones
•

Extended Martinez play on South Twitchell Island
▪

Operational Activity
•

Entered into sales agreement with PG&E to purchase low
pressure gathering system
2nd Half 2007 Plans/Highlights
▪

Drilling - 17 wells (2 deep)
•

Continue air drilling, sand control and other completion
projects for low pressure reserves
•

Continue exploitation of South Twitchell Martinez channel
complex
•

Complete combining and reprocessing multiple 3-D
seismic surveys for RVGU
•

Drill deep Winters test in 4th QTR
▪

Operational Activity
•

Finalize purchase PG&E low pressure gathering system
•

Installed bypass pipeline to increase take away
•

capacity from South Twitchell wells
South
Twitchell/Bradford
Island Area
2007 REMAINING WELLS
2007 WELLS DRILLED

Rio Vista Stratigraphic Column

Gas Zones
TERTIARY
CRETACEOUS
MIO.-PLIO.-PLEIST.
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON-MARINE
MARKLEY GORGE FILL
SIDNEY
MARKLEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
ANDERSON
MEGANOS
MARTINEZ
McCORMICK
MOKELUMNE
BUNKER
STARKEY
PETERSEN
K-1
WINTERS

Average Depth
Production
-2,000
-4,000
-6,000
-10,000
16
1,842
30
77
180
357
51
5
3,445
Emigh
Martinez
Petersen

Major Producing Zones
Sacramento Basin

Rio Vista Stratigraphic Column
Gas Zones
TERTIARY
CRETACEOUS
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON-MARINE
MARKLEY GORGE FILL
SIDNEY
MARKLEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
ANDERSON
MARTINEZ
McCORMICK
MOKELUMNE
STARKEY
PETERSEN
WINTERS
RVGU 275
RVGU 277
Brown 18
Welch 18
RVGU 282
RVGU 284
Twitchel 7
Bradford Com 9
Bradford Com 10
Trigueiro 6
Welch 15
McCormack 2
Twitchel 8
Upham 6
South Twitchel Wells
Air Drilled Hamilton Wells
Net Pay Encountered in Primary Objective
Net Pay Encountered in Secondary Objective
Current Completion

Rosetta Resources Inc.

Rio Vista Wells
(January 1, 2007 to September 23, 2007)

2007 REMAINING WELLS
2007 WELLS DRILLED
Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Millar success
Sacramento
Napa
Thornton
Lindsey Slough
Venoco AMI
Van Sickle –
Roaring River 20-3
spud 8-4-07
Sherman
Island
Dutch Slough
Contra Costa
San Joaquin

Rosetta Resources Inc.

1st Half 2007 Activity
▪

Developed 9 prospects to be drilled in 2007 and 5 future drillable locations
▪

Leased 860 additional acres
Opex Acquisition
▪

Acquired Opex properties for $38.7 MM
▪

3.5 MMcf/D net production.  9.6 BCF net reserves.
▪

Added several high-potential prospects and 4,893 acres
▪

G&G and Engineering evaluations have already added several additional drilling prospects and recompletion opportunities to the portfolio
2nd Half 2007 Plans/Highlights
▪

Detar #1, successful Winters test in Millar Field.  TD’d July 7th
•

Producing 4.06MMcf/day @ 2480 psig
▪

Drill 8 additional wells
•

Outside operated Roaring River 20-3 spud August 4th, reached TD
September 8th; logged over 100ft of pay in Domengine Sand.
▪

Acquire significant additional prospect-specific acreage
Sac Extension

Kitzmiller 3D
Sage Grouse 3D
Pheasant Run 3D
SW Wray 3D
Brown Ranch 3D
Republican River 3D
Vernon 3D
Sandy Bluffs 3D

Rosetta Resources Inc.

DJ Basin
General Information
▪

Target zone - Niobrara Chalk at 2,500’
▪

Approximately 80,000 net acres with average of 80% working
interest
▪

Typical well - costs $220,000 to drill and complete, 0.2 to 0.4 Bcfe of reserves and 70 to 150 Mcfe/d initial production
▪

Approximately 160 drillable locations
1st Half 2007 Activity
▪

Drilled 35 wells, 83% successful
▪

Leased 20,000 net acres
▪

Completed construction on 13 mile gathering system in South
Republican
2nd Half 2007 Plans/Highlights
▪

Drill 34 wells, mainly in Vernon area
▪

First set of wells drilled in Vernon indicate they will be similar to the wells in Republican
▪

Acquired 17 square miles of 3D seismic in SW Wray prospect
▪

Lease an additional 2,000 acres
▪

Extended South Republican gathering system to connect Vernon and Sandy Bluff wells

Southern Operations
Lobo
Perdido
Gulf of Mexico
Sabine Lake

South Texas - Lobo
General Information
▪

+/-81,000 acres
▪

W.I. - 100% - 90%
▪

270 wells with 121 drillable locations
▪

> 80% drilling success
1st Half 2007 Activity
▪

Drilled 21 wells, 4 Dry holes 17 successful for 81% success rate
▪

Drilling efficiencies increased the number of wells drilled per month from 2.7 to 4 wells/month for the two rig drilling program
▪

SCR 236 post frac IP over 12.5 MMcf/d
▪

SCR 249 post frac IP over 10 MMcf/d
2nd Half 2007 Plans/Highlights
▪

Continue two rig drilling program
▪

Lease +/-15,000 acres
▪

Initiate development on Schwarz-Rottersman and La Perla
South Callaghan Ranch &
El Corazon Ranch
(approx. 55,000 acres)
Schwarz-Rottersman
(approx. 21,000 acres)
La Perla (approx.
5,000 acres)

South Texas - Perdido
General Information
▪

50% W.I. - 37.5% N.R.I.
▪

EOG is Operator
▪

+/- 18,000 net acres
▪

+/- 100 square miles of 3-D seismic
▪

40 Producing Wells (25 verticals and 15 horizontals) - 55
drillable locations
▪

>90% Drilling success
1st Half 2007 Activity
▪

8.9 MMcfe/d from 6.8 MMcfe/d @1/1/07
2nd Half 2007 Plans/Highlights
▪

Drill 4 wells, and continue exploiting Lower Perdido Sands.
▪

North Marshall State 3H came on production at over 20
MMcfe/d gross. Nine fracs were performed on the well.
Currently drilling
7/6/07
Perdido Acreage
2007 Upper Perdido locations
2007 Blue Delta Locations
2007 Red Delta Locations
Current horizontal producers
2007 Lower Perdido locations

LOUISIANA
HIGH ISLAND BLOCK 442
NARITECH
ROSETTA 100%
HUNT
MAIN PASS BLOCK 29
HUNT
MAIN PASS BLOCK 116
HUNT
GRAND ISLE BLOCK 72
CONTANGO
SOUTH PELTO BLOCK 17
ROSETTA
MAIN PASS BLOCK 128
HUNT
Miocene
Pliocene
Pleistocene
GULF OF MEXICO
SOUTH TIMBALIER BLOCK 226
HUNT
SOUTH TIMBALIER BLOCK 293
HUNT
7/17/07
Current Production
Waiting on Completion
Prospect
Dry Hole

Gulf Coast Offshore Exploration

Rosetta Resources Inc.

Gulf of Mexico Activity Areas
General Information
▪

W.I. in 11 blocks ranging from 20% to 100% (NRI of 15% -
79%)
▪

+/- 27,600 net acres
▪

800 square mile JV - 3-D coverage
1st Half 2007 Activity
▪

16 MMcfe/d from 6.8 MMcfe/d @1/1/07
▪

Drilled South Timbalier 293 (50% W.I.)  - $25 MM gross
expenditure - 7 BCF of gross reserves. Will complete well
in 2008
▪

Brought on Main Pass 118 (25% W.I.) & Main Pass 29
(50% W.I.) - 8 MMcfe/d net to Rosetta.
▪

East Cam 88/89 - 100% W.I. - Workovers and platform
work - increase production from 5 MMcfe/d to 10 MMcfe/d
▪

Main Pass 125 (50% W.I.) - Dry Hole - $1.15 MM net

TEXAS
16 #1 - Logged Camerina Pay
Waiting on Completion
30 #1 Discovery
Exxon #1 Sabine Lake GU #1
Cum 27 BCF + 2.3 MMBO
Ballard Offset Discovery
Producing 7 MMCF/D + 300 BCPD
30 #2 Completing
ONSHORE
FACILITIES
16" PIPELINE
LOUISIANA
19071 #1 - Logged Miocene Pay
Waiting on Completion

7/17/07

LEGEND

- Original 2006 Leases
- New 2007 Leases
- Producing
- Completing
- Awaiting Production Facilities

Rosetta Resources Inc.

State Waters - Texas & Louisiana
Sabine Lake
General Information
▪

50% W.I. 37.5% R.I.
▪

6,850 acres - 70 square miles of 3-D seismic
1st Half 2007 Activity
▪

Drilled four wells - 75% success rate
▪

ST 30 #1 drilled - Hackberry discovery
▪

ST 30 #2 completing—delineation well to #1 - Logged
Hackberry pay
▪

ST 16-1 drilled— dry hole
▪

ST 19071 #1 -  Successful Miocene discovery
▪

Acquired 16” - 12 mile ANR pipeline for $700,000
2nd Half 2007 Plans/Highlights
▪

Developing onshore facilities to handle 50 MMcfe/d and
2000 BCPD
▪

Expected production to commence mid fourth quarter
▪

Additional prospects being developed

Financials

Second Quarter Results
	2Q07	2Q06
Average Production (MMcfe/day)	119.7	87.9
Realized Price ($/MCFE)	7.97	7.92
Total Revenues ($MM)	86.9	63.4
Net Income ($MM)	13.09	9.96
EPS Diluted ($/Share)	0.26	0.20
Average Shares Outstanding<MM> (Diluted)	50.6	50.4

(in thousands)	6/30/07	12/31/06
Cash and Cash Equivalents	$12	$63
Total Assets	$1,275	$1,219
Long Term Debt	$240	$240
Stockholder’s Equity	$838	$822
Debt/Total Capital	22%	23%
Balance Sheet Highlights

 - * -
▪ Hedged 65 BBTU/D for 2007 with swaps at 55 BBTU/D with average price of $7.79 and collars of 10 BBTU/D $7.19/10.03
▪ Revolving line of credit - conforming borrowing base of $350 mm. Revised up by $25 mm in May of 2007. ▪ ▪ $184 million unused capacity. ▪ ▪ $240 million debt outstanding at June 30, 2007:

▪ Protected 2008 natural gas production with 55 BBTU/D swapped at $7.66

Revolving Credit	$165
Second Lien Term	75
$240

Financial Flexibility to Grow

Key Investment Highlights
▪

Track record of performance:
•

26% annual growth in production (2005-2006)
•

14% annual growth in reserves (2005-2006)
•

Confirmed 36% production growth guidance for 2007
▪

 Drilling location inventory continues at 500+
▪

 Competitive cost structure
▪

 Proven record of environmental compliance and safety
▪

 Financial flexibility to pursue growth strategy